UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2015
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(Exact name of registrant as specified in its charter)
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Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth below in Item 5.02 regarding Sanjiv Khattri’s Letter Agreement (as defined below) is incorporated by reference into this Item 1.01.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of new Chief Financial Officer
On August 17, 2015, the board of directors of Platform Specialty Products Corporation ("Platform") appointed Sanjiv Khattri as Executive Vice President and Chief Financial Officer of Platform, effective September 14, 2015. In this role, Mr. Katthri will be the principal financial officer of Platform and will report to Daniel H. Leever, Platform's Chief Executive Officer. Mr. Khattri will also be an executive officer for reporting purposes under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
Prior to joining Platform, Mr. Khattri served as the Chief Financial Officer and Executive Vice President at Covanta Holding Corporation ("Covanta") from August 2010 to November 2013. Prior to joining Covanta, Mr. Khattri had a lengthy career with General Motors ("GM") and GMAC Financial Services aka Ally Financial (“GMAC”) from 1989 until 2008, where he had significant leadership assignments in treasury, business development, controller, and special project functions, both in the U.S. and overseas. He was appointed Chief Financial Officer of GMAC in February 2004, and was instrumental in guiding GMAC to its evolution from a wholly-owned subsidiary of GM to a standalone diversified global financial services company, controlled by a consortium of investors led by Cerberus. Mr. Khattri also serves as an Advisory Director of Silver Lane Advisors LLC since 2009. Mr. Khattri is also active in philanthropic activities and most recently, he retired after nine years from the board of The Global Fund for Children, a DC-based global charity focused on creating awareness and providing support to address the needs of vulnerable children and youth. Mr. Khattri has an M.B.A. from the University of Michigan and Bachelor of Engineering from Panjab University in India.
There is no arrangement or understanding between Mr. Khattri and any other person pursuant to which he was appointed as Executive Vice President and Chief Financial Officer of Platform. There has been no transaction, or proposed transaction, since January 1, 2014 to which Mr. Khattri or any member of his immediate family had or is to have a direct or indirect material interest or any other related transaction with Platform within the meaning of Item 404(a) of Regulation S-K. There are no family relationships between Mr. Khattri and any of Platform’s other directors, executive officers or persons nominated or chosen by Platform to become directors or executive officers.
Letter Agreement with new Chief Financial Officer
In connection with this appointment, on August 12, 2015, Platform and Mr. Khattri entered into an offer letter of agreement (the "Letter Agreement"), which provides Mr. Khattri with the following compensation and benefits:

•	A sign on bonus equal to $100,000, less applicable taxes and withholdings, payable after Mr. Khattri's first day of employment with Platform;

•	An annual base salary of $550,000 (the "Annual Base Pay"), paid in monthly installments, in accordance with Platform's policies and applicable law;

•
A year-end performance bonus targeted to equal to 100% of the Annual Base Pay (the "Annual Target Bonus"), if certain conditions are met, including but not limited to Mr. Khattri's continuous employment with Platform or an affiliate of Platform, Platform not having received any notice of employment termination from Mr. Khattri on the date on which the Annual Target Bonus is paid, the performance and results of Platform, and achievement of Mr. Khattri's specific performance targets developed and evaluated by Platform, in accordance with Platform's policies and procedures, subject to Platform's review and adjustment at any time;

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A long-term incentive award in the value of $750,000 in the form of restricted shares in Platform's common stock, effective September 14, 2015, attached to performance targets and a vesting period defined in a separate restricted stock unit agreement to be entered into by and between Mr. Khattri and Platform before Mr. Khattri's first day of employment with Platform;

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A long-term incentive award in the value of $750,000 in the form of restricted shares in Platform's common stock to be granted in December 2015 in connection with fiscal year 2016, attached to performance targets and a vesting period which are to be defined by the Compensation Committee of the Board of Directors of Platform; and

•	Employee benefits consistent with those employee benefit plans and policies provided to other senior executives of Platform.
The Letter Agreement also provides that beginning in fiscal year 2017, Mr. Khattri will become eligible for an annual long-term incentive award targeted in the value of $750,000 in the form of restricted shares in Platform's common stock to be granted in December 2016 in connection with fiscal year 2017, subject to individual and company performance, performance targets and a vesting period, all at the discretion of the Compensation Committee.
Mr. Khattri’s "at will" employment may be terminated for Cause (as defined below) by Platform if he (i) is convicted of, or plead guilty or nolo contendere to, any crime constituting a felony or a misdemeanor involving dishonesty or moral turpitude, (ii) has engaged in any activity that amounts to gross negligence and that significantly affects the business affairs or reputation of Platform or his business unit, (iii) has willfully failed to perform his duties, or perform his duties in a grossly negligent manner, which failure or performance continues for twenty (20) days after written notice from Platform, or (iv) has violated Platform’s standard policies, or the law, and such violation creates a significant liability (actual or potential) for Platform (each, a “Cause”).
Mr. Khattri may terminate his employment for Good Reason (as defined below) in the event of (i) a reduction in the Annual Base Pay below $550,000, (ii) any reduction in the Annual Target Bonus below 100% of the Annual Base Pay, (iii) any material reduction of his titles, duties, responsibilities and/or authority, (iv) a change in his reporting arrangement so that he no longer reports solely and directly to Platform’s Chief Executive Officer, (v) unless the corporate office of Platform is relocated, an actual relocation of his principal office that is more than thirty (30) miles from West Palm Beach, Florida, or (vi) the failure of an acquirer of Platform to assume Platform’s obligations under the Letter Agreement (each, a “Good Reason”).
Pursuant to the Letter Agreement, in the event either (a) Platform terminates Mr. Khattri's employment without Cause or (b) Mr. Khattri terminates his employment for Good Reason, then Mr. Khattri will receive from Platform a lump sum cash payment in an amount equal to the sum of 200% of the Annual Base Pay as of the time of the termination, less applicable taxes and withholdings.
The description of the Letter Agreement contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Appointment of new Chief Operating Officer
On August 17, 2015, Platform appointed Frank J. Monteiro, Platform's Senior Vice President and Chief Financial Officer, as Chief Operating Officer of MacDermid, Incorporated and Platform's Performance Applications segment, effective September 14, 2015. Effective September 14, 2015, Mr. Monteiro will report to Scot Benson, President of MacDermid, Incorporated and will no longer be an executive officer of Platform for reporting purposes under Section 16(a) of the Exchange Act.
Mr. Monteiro’s biographical information can be found in Part I, Item 1, “Executive Officers” in Platform's annual report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
10.1	Letter Agreement dated August 12, 2015 by and between Platform and Mr. Sanjiv Khattri (effective September 14, 2015).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
August 18, 2015 (Date)	/s/ Frank J. Monteiro Frank J. Monteiro Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
10.1	Letter Agreement dated August 12, 2015 by and between Platform and Mr. Sanjiv Khattri (effective September 14, 2015).